DPL INC.

                              OFFICER'S CERTIFICATE


S. F. Koziar, the Group Vice President and Secretary of DPL Inc. (the "Company"), pursuant to the authority granted in the Board Resolutions of the Company dated February 1, 2000, and Sections 201 and 301 of the Indenture of the Company, dated as of March 1, 2000 (the "Indenture"), does hereby certify to Bank One Trust Company, National Association, as Trustee under the Indenture (the "Trustee"), as follows (and capitalized terms not separately defined herein shall have the respective meanings ascribed thereto in the Indenture):

1. Two series of securities to be issued under the Indenture shall be designated, respectively, "8 1/4% Senior Notes due 2007" (the "Senior Notes") and "8 1/4% Senior Exchange Notes due 2007" (the "Exchange Notes" and collectively with the Senior Notes, the "Notes").

2. The Notes shall be limited in aggregate principal amount to $425,000,000 at any time Outstanding, except as contemplated in Section 301(b) of the Indenture or as may be increased by a separate officer's certificate.

3. The Notes shall mature and the principal shall be due and payable together with all accrued and unpaid interest thereon on March 1, 2007.

4. The Senior Notes shall be issued in fully registered form only in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof and the Exchange Notes shall be issued in fully registered form only in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof.

5. The Notes shall bear interest at the rate of 81/4% per annum payable semi-annually on March 1 and September 1 of each year (each, an "Interest Payment Date") commencing September 1, 2000. Interest on the Senior Notes will accrue from March 1, 2000, but if interest has been paid on such Senior Notes, then from the most recent Interest Payment Date to which interest has been paid or duly provided for. Interest on the Exchange Notes will accrue from the most recent Interest Payment Date to which interest has been paid on or duly provided for with respect to the Senior Notes, or if no such interest has been paid or duly provided for, from March 1, 2000, but if interest has been paid on or duly provided for with respect to such Exchange Notes, then from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay), with the same force and effect as if made on such Interest Payment Date.

6. Each installment of interest on a Note shall be payable to the Person in whose name such Note is registered at the close of business on February 15 or August 15 next preceding the corresponding Interest Payment Date (the "Regular Record Date") for the Notes. Any installment of interest on the Notes not punctually paid or duly provided for shall forthwith cease to be payable to the Holders of such Notes on such Regular Record Date, and may be paid to the Persons in whose name such Notes are registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such Defaulted Interest. Notice of such Defaulted Interest and Special Record Date shall be given to the Holders of such Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

7. The principal and each installment of interest on the Notes shall be payable at, and registration and registration of transfers and exchanges in respect of the Notes may be effected at, the office or agency of the Company in The City of New York; provided that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto. Notices and demands to or upon the Company in respect of the Notes may be served at the office or agency of the Company in The City of New York. The corporate trust operations office of the Trustee in The City of New York will initially be the agency of the Company for such payment, registration and registration of transfers and exchanges and service of notices and demands, and the Company hereby appoints the Trustee as its agent for all such purposes; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates, any such office or agency and such agent. The Trustee will be the Security Registrar and the Paying Agent for the Notes.

8. The Notes will be redeemable as provided in the form thereof attached hereto as Exhibit A and Exhibit B, as applicable, with respect to the
               ---------     ---------
     Senior Notes and Exhibit C with respect to the Exchange Notes.
                      ---------

9. The Company will enter into a Registration Rights Agreement with the initial purchaser of the Senior Notes pursuant to which the Senior Notes may be exchanged for the Exchange Notes registered under the Securities Act or, failing such exchange, the Company will file a shelf registration for the resale of the Senior Notes. The Senior Notes will be offered and sold in reliance on exemptions under the Securities Act, and Senior Notes will be exchanged for Exchange Notes only pursuant to an effective registration statement under the Securities Act and in accordance with the Registration Rights Agreement. Except as provided in the Registration Rights Agreement, nothing in the Indenture, the Senior Notes or this certificate shall be construed to require the Company to register any Senior Notes under the Securities Act, or to make any transfer of such Senior Notes in violation of applicable law.

10. Beneficial interests in Senior Notes owned by qualified institutional buyers (as defined in Rule 144A under the Securities Act) ("QIBs") or sold to QIBs in reliance upon Rule 144A under the Securities Act and beneficial interests in Senior Notes sold to foreign purchasers pursuant to Regulation S under the Securities Act will be represented by a global certificate registered in the name of Cede & Co., as registered owner and as nominee for the Depositary Trust Company or any successor depositary (the "Depositary") substantially in the form, and bearing the legends, set forth in Exhibit A hereto (the "Restricted Global Security"); beneficial
        ---------
     interests in Exchange Notes will be represented by a global certificate registered by Cede & Co., as registered owner and as nominee for the

     Depositary, substantially in the form, and bearing the legends, set forth in Exhibit C hereto (the "Unrestricted Global Security" and together with
        ---------
     the Restricted Global Security, the "Global Securities"); and Senior Notes acquired by Institutional Accredited Investors (as defined in Rule 501
     (a)(1), (2), (3) or (7) under the Securities Act) ("IAIs") and other eligible transferees, who are not QIBs and who are not foreign purchasers pursuant to Regulation S under the Securities Act will be in certificated form, substantially in the form, and bearing the legend, set forth in Exhibit B hereto (each such Senior Note, a "Physical Security"). Physical
     ---------
     securities may only be issued to IAIs upon the delivery of a duly executed Accredited Investor Letter in the form set forth on Exhibit D hereto. In
                                                         ---------
     addition, the Company may, if so requested by any initial purchaser of Senior Notes, issue Exchange Notes bearing a Restricted Legend (as defined below) pursuant to a further Officer's Certificate in accordance with the Registration Rights Agreement.

11. Each Global Security initially shall be delivered to the Trustee as custodian for such Depositary.

12. Members of, or participants in, the Depositary (the "Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

13. Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Security only if (i) the Depositary (A) notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security, and a successor depositary is not appointed by the Company within 90 days of such notice, (B) ceases to be qualified to serve as Depositary and a successor depositary is not appointed by the Company within 90 days of notification of such event, (ii) an Event of Default of which the Trustee has actual notice has occurred and is continuing and the Registrar has received a request from the Depositary to issue such Physical Securities, or (iii) the Company executes and delivers to the Trustee an order that the Global Security shall be so exchangeable.

14. Transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary or if at any time the Depositary shall no longer be qualified to serve as the Depositary, the Company shall appoint a successor depositary with respect to the Securities. If a successor depositary is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities, will authenticate and deliver Securities of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Securities or Securities in exchange for such Global Security or Securities.

15. Any beneficial interest in one of the Global Securities that is transferred to a person who takes delivery in the form of an interest in the other Global Security will, upon transfer, cease to be an interest in such Global Security and become an interest in the other Global Security and, accordingly, will thereafter be subject to all restrictions, if any, and procedures applicable to beneficial interests in such other Global Security for as long as it remains such an interest.

16. In connection with any transfer of a portion of the beneficial interests in a Global Security to beneficial owners pursuant to paragraph 14, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of such Global Security in an amount equal to the principal amount of the beneficial interest in such Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and make available for delivery, one or more Physical Securities of like tenor and amount.

17. In connection with the transfer of an entire Global Security to beneficial owners pursuant to paragraph 14, such Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in such Global Security, an equal principal amount of Physical Securities of authorized denominations.

18. Any Physical Security delivered in exchange for an interest in a Global Security pursuant to paragraph 14 shall, except as otherwise provided by
     Section 20(d) hereof, bear the legend regarding transfer restrictions applicable to the Physical Security set forth in Exhibit B.
                                                      ---------

19. The registered holder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Notes.

20. Unless and until a Senior Note is exchanged for an Exchange Note in connection with an effective registration pursuant to the Registration Rights Agreement, the following provisions shall apply:

     (a) The transfer or exchange of any Senior Note (or a beneficial interest therein) that bears the non-registration legend restricting transfers set forth in Exhibits A and Exhibit B (the "Restricted Legend") may only be made in compliance with the provisions of the Restricted Legend.

     (b) The Trustee will retain copies of all certificates, opinions and other documents received in connection with the transfer or exchange of a Senior Note (or a beneficial interest therein), and the Company will have the right to inspect and make copies thereof at any reasonable time upon written notice to the Trustee.

     (c) Each Senior Note will provide that each Holder, by its acceptance of any Senior Note bearing the Restricted Legend, acknowledges the restrictions on transfer of such Senior Note set forth in the Restricted Legend and agrees that it will transfer such Senior Note only as provided in the Restricted Legend. The Registrar shall not register a transfer of any Senior Note unless such transfer complies with the restrictions on transfer of such Senior Note set forth therein. Each Senior Note will provide that each Holder agrees by its acceptance of the Senior Note that, in connection with any transfer of the Senior Note, it will furnish the Registrar or the Company such certificates and other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certificates and other information.

     (d) The Restricted Legend shall be removed from any Senior Note only upon the receipt of a Company Order accompanied by an Opinion of Counsel to the effect that such Senior Note is not a "restricted security" as defined in Rule 144.

21. The Trustee, the Security Registrar and the Company will have no responsibility under the Indenture for transfers of beneficial interests in the Senior Notes. In connection with any transfer of Senior Notes, the Trustee, the Security Registrar and the Company shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the certificates and other information (including, without limitation, transfer certificates in the forms attached to the form of Notes attached hereto as Exhibit B, for use in connection
                                             ---------
     with the transfer of the Senior Notes in the form of Physical Securities, or Exhibit A, in the case of Senior Notes, or Exhibit C, in the case of
        ---------                                  ---------
     Exchange Notes, for use in connection with the transfer of beneficial interests in one Global Security to another Global Security or to a Note in the form of a Physical Security, or otherwise) received from the Holders and any transferees of any Notes regarding the validity, legality and due authorization of any such transfer, the eligibility of the transferee to receive such Security and any other facts and circumstances related to such transfer.

22. No service charge shall be made for the registration of transfer or exchange of the Notes; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the exchange or transfer.

23. If the Company shall make any deposit of money and/or Eligible Obligations with respect to any Notes, or any portion of the principal amount thereof, as contemplated by Section 701 of the Indenture, the Company shall not deliver an Officer's Certificate described in clause (z) in the first paragraph of said Section 701 unless the Company shall also deliver to the Trustee, together with such Officer's Certificate, either:

     (A) an instrument wherein the Company, notwithstanding the satisfaction and discharge of its indebtedness in respect of the Notes, shall assume the obligation (which shall be absolute and unconditional) to irrevocably deposit with the Trustee or Paying Agent such additional sums of money, if any, or additional Eligible Obligations (meeting the requirements of Section 701), if any, or any combination thereof, at such time or times, as shall be necessary, together with the money and/or Eligible Obligations theretofore so deposited, to pay when due the principal of and premium, if any, and interest due and to become due on such Notes or portions thereof, all in accordance with and subject to the provisions of said Section 701, provided, however, that such instrument may state that the obligation of the Company to make additional deposits as aforesaid shall be subject to the delivery to the Company by the Trustee of a notice asserting the deficiency accompanied by an opinion of an independent public accountant of nationally recognized standing, selected by the Trustee, showing the calculation thereof; or

     (B) an Opinion of Counsel to the effect that, based on a change in law or administrative ruling issued after the date hereof, the Holders of such Notes, or portions of the principal amount thereof, will not recognize income, gain or loss for United States federal income tax purposes as a result of the satisfaction and discharge of the Company's indebtedness in respect thereof and will be subject to United States federal income tax on the same amounts, at the same times and in the same manner as if such satisfaction and discharge had not been effected.

24. The Notes shall have such other terms and provisions as are provided in the form thereof set forth in Exhibit A or Exhibit B hereto with respect to the
                               ---------    ---------
     Senior Notes and as set forth in Exhibit C hereto with respect to the
                                      ---------
     Exchange Notes, and shall be issued in substantially such form.

25. The undersigned has read all of the covenants and conditions contained in the Indenture relating to the issuance of the Senior Notes and the definitions in the Indenture relating thereto and in respect of which this certificate is made.

26. The statements contained in this certificate are based upon the familiarity of the undersigned with the Indenture, the documents accompanying this certificate, and upon discussions by the undersigned with officers and employees of the Company familiar with the matters set forth herein.

27. In the opinion of the undersigned, he has made such examination or investigation as is necessary to enable him to express an informed opinion whether or not such covenants and conditions have been complied with.

28. In the opinion of the undersigned, such conditions and covenants and conditions precedent, if any (including any covenants compliance with which constitutes a condition precedent) to the authentication and delivery of the Senior Notes requested in the accompanying Company Order have been complied with.

IN WITNESS WHEREOF, I have executed this Officer's Certificate this 1st day of March, 2000.

                                        S. F. Koziar
                                        ---------------------------------------
                                        S. F. Koziar
                                        Group Vice President and Secretary

                                    EXHIBIT A

                           FORM OF GLOBAL SENIOR NOTE

                               [depository legend]

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFER OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE OFFICERS CERTIFICATE ESTABLISHING THIS SERIES.

                            [non-registration legend]

     THIS SENIOR NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SENIOR NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SENIOR NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS SENIOR NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

     THE HOLDER OF THIS SENIOR NOTE AGREES FOR THE BENEFIT OF THE COMPANY THAT
(A) THIS SENIOR NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SENIOR NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

     IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER

AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                          [registration rights legend]

     THE HOLDER OF THIS SECURITY, BY ACCEPTANCE HEREOF, WILL BE DEEMED TO HAVE AGREED TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT DATED MARCH 1, 2000, BETWEEN THE COMPANY AND THE INITIAL PURCHASER OF THIS SECURITY.

NO. R-                                                      CUSIP NO. 233293AC3
      -------


                                    DPL INC.

                           8 1/4% SENIOR NOTE DUE 2007

     DPL Inc., a corporation duly organized and existing under the laws of the State of Ohio (herein referred to as the "Company", which term includes any successor Person under the Indenture), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of
                                                              ------------------
Dollars ($              ) on March 1, 2007, and to pay interest on said
          --------------
principal sum semi-annually on March 1 and September 1 of each year (each an "Interest Payment Date"), commencing September 1, 2000, at the rate of 8 1/4% peR annum until the principal hereof is paid or made available for payment. Interest on the Securities of this series will accrue from March 1, 2000, to the first Interest Payment Date, and thereafter will accrue from the last Interest Payment Date to which interest has been paid or duly provided for. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to on the reverse hereof.

     Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, the State of New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, however, that, at the option of the Company, interest on this Security may be paid by check mailed to the address of the person entitled thereto, as such address shall appear on the Security Register.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                        DPL INC.


                                        By:
                                           -------------------------------------
                                             Group Vice President and Secretary



                          CERTIFICATE OF AUTHENTICATION

Dated:


     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        BANK ONE TRUST COMPANY, NATIONAL
                                        ASSOCIATION, as Trustee


                                        By:
                                           -------------------------------------
                                             Authorized Signatory

                            [REVERSE OF SENIOR NOTE]


     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 1, 2000 (herein, together with any amendments thereto, called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and Bank One Trust Company, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, and the Officer's Certificate filed with the Trustee on March 1, 2000 creating the series designated on the face hereof, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $425,000,000. Such principal amount may be increased in the future on the same terms and conditions and with the same CUSIP number.

REDEMPTION

     The Securities of this series may be redeemed at any time at the option of the Company, in whole or from time to time in part, at a redemption price equal to the sum of (i) the principal amount of the Securities of this series (or portion thereof) being redeemed plus accrued interest thereon to the redemption date and (ii) the Make-Whole Amount (as defined below), if any, with respect to the Securities of this series (or portion thereof) being redeemed.

     As used herein:

          "Make-Whole Amount" means the excess, if any, of (i) the sum, as determined by a Quotation Agent (as defined herein), of the present values of the principal amount of such Securities of this series, together with scheduled payments of interest (exclusive of interest to the date of redemption) from the redemption date to the Stated Maturity of the Securities of this series, in each case discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined herein) over (ii) 100% of the principal amount of the Securities of this series to be redeemed.

          "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date, calculated on the third Business Day preceding the redemption date, plus in each case 0.35% (35 basis points).

          "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term from the redemption date to the Stated Maturity of the Securities of this series that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

          "Quotation Agent" means the Reference Treasury Dealer selected by the Company. "Reference Treasury Dealer" means a primary U.S. Government securities dealer selected by the Company.

          "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the average of three (or such lesser number as is obtained by the Trustee) Reference Treasury Broker/Dealer Quotations for such redemption date.

          "Reference Treasury Broker/Dealer Quotations" means, with respect to each Reference Treasury Broker/Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Broker/Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

     Notice of any redemption will be mailed at least 30 days but no more than 60 days before the Redemption Date to each Holder of the Securities of this series to be redeemed.

     Upon payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Securities of this series or portions thereof called for redemption.

     The Company shall deliver to the Trustee before any Redemption Date for the Securities of this series its calculation of the Redemption Price applicable to such redemption. Except with respect to the obligations of the Trustee expressly set forth in the foregoing definitions of "Comparable Treasury Price" and "Reference Treasury Broker/Dealer Quotations", the Trustee shall be under no duty to inquire into, may presume the correctness of, and shall be fully protected in acting upon the Company's calculation of any Redemption Price of the Securities of this series.

     In lieu of stating the Redemption Price, notices of redemption of the Securities of this series shall state substantially the following: "The Redemption Price of the Securities of this series to be redeemed shall equal the sum of (i) 100% of the principal amount of such Securities of this series plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount (as defined in the Indenture)."

     Except as provided herein, Article Four of the Indenture shall apply to redemptions of the Securities of this series.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                             CERTIFICATE OF TRANSFER


                                    DPL INC.
                          8 1/4% SENIOR NOTES DUE 2007
                        PRINCIPAL AMOUNT: $
                                           --------------

      FOR VALUE RECEIVED, THE UNDERSIGNED SELLS, ASSIGNS AND TRANSFERS UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

         NAME AND ADDRESS OF ASSIGNEE MUST BE PRINTED OR TYPEWRITTEN.


THE WITHIN SECURITY OF THE COMPANY AND DOES HEREBY IRREVOCABLE CONSTITUTE AND APPOINT

TO TRANSFER THE SAID SECURITY ON THE BOOKS OF THE WITHIN-NAMED COMPANY, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

THE UNDERSIGNED CERTIFIES THAT SAID SECURITY IS BEING RESOLD, PLEDGED OR OTHERWISE TRANSFERRED AS FOLLOWS: (CHECK ONE)

[  ] TO A PERSON WHOM THE UNDERSIGNED REASONABLY BELIEVES IS A QUALIFIED
     INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A;

[  ] OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S
     UNDER THE SECURITIES ACT;

[  ] PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT;

[  ] PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT
     PROVIDED BY RULE 144;

AND, IN ANY SUCH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

THE UNDERSIGNED FURTHER CERTIFIES THAT IT HAS NOTIFIED THE ASSIGNEE OF THE RESALE RESTRICTIONS SET FORTH ABOVE, IF APPLICABLE.


     ----------------------------------------------------------------

     ----------------------------------------------------------------

DATED:

                                    EXHIBIT B

                             FORM OF SENIOR NOTE FOR
                       INSTITUTIONAL ACCREDITED INVESTORS

                            [non-registration legend]

     THIS SENIOR NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SENIOR NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SENIOR NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS SENIOR NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

     THE HOLDER OF THIS SENIOR NOTE AGREES FOR THE BENEFIT OF THE COMPANY THAT
(A) THIS SENIOR NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SENIOR NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

     IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                          [registration rights legend]

     THE HOLDER OF THIS SECURITY, BY ACCEPTANCE HEREOF, WILL BE DEEMED TO HAVE AGREED TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT DATED MARCH 1, 2000, BETWEEN THE COMPANY AND THE INITIAL PURCHASER OF THIS SECURITY.

No.                                                         Cusip No. 233293AC3
    ------

DPL INC.


                           8 1/4% SENIOR NOTE DUE 2007

     DPL Inc., a corporation duly organized and existing under the laws of the State of Ohio (herein referred to as the "Company", which term includes any successor Person under the Indenture), for value received, hereby promises to
pay to                       or registered assigns, the principal sum of
       ---------------------
                   Dollars ($              ) on March 1, 2007, and to pay
------------------           --------------
interest on said principal sum semi-annually on March 1 and September 1 of each year (each an "Interest Payment Date"), commencing September 1, 2000, at the rate of 8 1/4% per annum until the principal hereof is paid or made available for payment. Interest on the Securities of this series will accrue from March 1, 2000, to the first Interest Payment Date, and thereafter will accrue from the last Interest Payment Date to which interest has been paid or duly provided for. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to on the reverse hereof.

     Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, the State of New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, however, that, at the option of the Company, interest on this Security may be paid by check mailed to the address of the person entitled thereto, as such address shall appear on the Security Register.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                        DPL INC.


                                        By:
                                           ------------------------------------
                                             Group Vice President and Secretary



                          CERTIFICATE OF AUTHENTICATION

Dated:
       ---------------


     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        BANK ONE TRUST COMPANY, NATIONAL
                                        ASSOCIATION, as Trustee


                                        By:
                                           ------------------------------------
                                             Authorized Signatory

                            [REVERSE OF SENIOR NOTE]


     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 1, 2000 (herein, together with any amendments thereto, called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and Bank One Trust Company, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and to the Officer's Certificate filed with the Trustee on March 1, 2000 creating the series designated on the face hereof for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $425,000,000. Such principal amount may be increased in the future on the same terms and conditions and with the same CUSIP number.

REDEMPTION

     The Securities of this series may be redeemed at any time at the option of the Company, in whole or from time to time in part, at a redemption price equal to the sum of (i) the principal amount of the Securities of this series (or portion thereof) being redeemed plus accrued interest thereon to the redemption date and (ii) the Make-Whole Amount (as defined below), if any, with respect to the Securities of this series (or portion thereof) being redeemed.

     As used herein:

          "Make-Whole Amount" means the excess, if any, of (i) the sum, as determined by a Quotation Agent (as defined herein), of the present values of the principal amount of such Securities of this series, together with scheduled payments of interest (exclusive of interest to the date of redemption) from the redemption date to the Stated Maturity of the Securities of this series, in each case discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined herein) over (ii) 100% of the principal amount of the Securities of this series to be redeemed.

          "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date, calculated on the third Business Day preceding the redemption date, plus in each case 0.35% (35 basis points).

          "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term from the redemption date to the Stated Maturity of the Securities of this series that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

          "Quotation Agent" means the Reference Treasury Dealer selected by the Company. "Reference Treasury Dealer" means a primary U.S. Government securities dealer selected by the Company.

          "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the average of three (or such lesser number as is obtained by the Trustee) Reference Treasury Broker/Dealer Quotations for such redemption date.

          "Reference Treasury Broker/Dealer Quotations" means, with respect to each Reference Treasury Broker/Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Broker/Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

     Notice of any redemption will be mailed at least 30 days but no more than 60 days before the Redemption Date to each Holder of the Securities of this series to be redeemed.

     Upon payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Securities of this series or portions thereof called for redemption.

     The Company shall deliver to the Trustee before any Redemption Date for the Securities of this series its calculation of the Redemption Price applicable to such redemption. Except with respect to the obligations of the Trustee expressly set forth in the foregoing definitions of "Comparable Treasury Price" and "Reference Treasury Broker/Dealer Quotations", the Trustee shall be under no duty to inquire into, may presume the correctness of, and shall be fully protected in acting upon the Company's calculation of any Redemption Price of the Securities of this series.

     In lieu of stating the Redemption Price, notices of redemption of the Securities of this series shall state substantially the following: "The Redemption Price of the Securities of this series to be redeemed shall equal the sum of (i) 100% of the principal amount of such Securities of this series plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount (as defined in the Indenture)."

     Except as provided herein, Article Four of the Indenture shall apply to redemptions of the Securities of this series.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                             CERTIFICATE OF TRANSFER


                                    DPL INC.
                          8 1/4% SENIOR NOTES DUE 2007
                        PRINCIPAL AMOUNT: $
                                           --------------

      FOR VALUE RECEIVED, THE UNDERSIGNED SELLS, ASSIGNS AND TRANSFERS UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

         NAME AND ADDRESS OF ASSIGNEE MUST BE PRINTED OR TYPEWRITTEN.


THE WITHIN SECURITY OF THE COMPANY AND DOES HEREBY IRREVOCABLE CONSTITUTE AND APPOINT

TO TRANSFER THE SAID SECURITY ON THE BOOKS OF THE WITHIN-NAMED COMPANY, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

THE UNDERSIGNED CERTIFIES THAT SAID SECURITY IS BEING RESOLD, PLEDGED OR OTHERWISE TRANSFERRED AS FOLLOWS: (CHECK ONE)

[  ] TO A PERSON WHOM THE UNDERSIGNED REASONABLY BELIEVES IS A QUALIFIED
     INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A;

[  ] OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S
     UNDER THE SECURITIES ACT;

[  ] PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT;

[  ] PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT
     PROVIDED BY RULE 144;

AND, IN ANY SUCH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

THE UNDERSIGNED FURTHER CERTIFIES THAT IT HAS NOTIFIED THE ASSIGNEE OF THE RESALE RESTRICTIONS SET FORTH ABOVE, IF APPLICABLE.


     ----------------------------------------------------------------

     ----------------------------------------------------------------


DATED:

                                    EXHIBIT C

                       FORM OF GLOBAL SENIOR EXCHANGE NOTE

                               [depository legend]

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFER OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE OFFICERS CERTIFICATE ESTABLISHING THIS SERIES.

NO. R-                                                 CUSIP NO. 233293
      ---------                                                        --------

                                    DPL INC.

                      8 1/4% SENIOR EXCHANGE NOTE DUE 2007

     DPL Inc., a corporation duly organized and existing under the laws of the State of Ohio (herein referred to as the "Company", which term includes any successor Person under the Indenture), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of
                                                              -----------------
Dollars ($              ) on March 1, 2007, and to pay interest on said
          --------------
principal sum semi-annually on March 1 and September 1 of each year (each an "Interest Payment Date"), commencing September 1, 2000, at the rate of 8 1/4% peR annum until the principal hereof is paid or made available for payment. Interest on the Securities of this series will accrue from March 1, 2000, to the first Interest Payment Date, and thereafter will accrue from the last Interest Payment Date to which interest has been paid or duly provided for. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the

Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to on the reverse hereof.

     Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, the State of New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, however, that, at the option of the Company, interest on this Security may be paid by check mailed to the address of the person entitled thereto, as such address shall appear on the Security Register.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                        DPL INC.


                                        By:
                                           ------------------------------------
                                             Group Vice President and Secretary



                          CERTIFICATE OF AUTHENTICATION

Dated:
       ---------------------


     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        BANK ONE TRUST COMPANY, NATIONAL
                                        ASSOCIATION, as Trustee


                                        By:
                                           ------------------------------------
                                             Authorized Signatory

                        [REVERSE OF SENIOR EXCHANGE NOTE]


     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 1, 2000 (herein, together with any amendments thereto, called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and Bank One Trust Company, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and to the Officer's Certificate filed with the Trustee on March 1, 2000 creating the series designated on the face hereof for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $425,000,000. Such principal amount may be increased in the future on the same terms and conditions and with the same CUSIP number.

REDEMPTION

     The Securities of this series may be redeemed at any time at the option of the Company, in whole or from time to time in part, at a redemption price equal to the sum of (i) the principal amount of the Securities of this series (or portion thereof) being redeemed plus accrued interest thereon to the redemption date and (ii) the Make-Whole Amount (as defined below), if any, with respect to the Securities of this series (or portion thereof) being redeemed.

     As used herein:

          "Make-Whole Amount" means the excess, if any, of (i) the sum, as determined by a Quotation Agent (as defined herein), of the present values of the principal amount of such Securities of this series, together with scheduled payments of interest (exclusive of interest to the date of redemption) from the redemption date to the Stated Maturity of the Securities of this series, in each case discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined herein) over (ii) 100% of the principal amount of the Securities of this series to be redeemed.

          "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date, calculated on the third Business Day preceding the redemption date, plus in each case 0.35% (35 basis points).

          "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term from the redemption date to the Stated Maturity of the Securities of this series that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

          "Quotation Agent" means the Reference Treasury Dealer selected by the Company. "Reference Treasury Dealer" means a primary U.S. Government securities dealer selected by the Company.

          "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the average of three (or such lesser number as is obtained by the Trustee) Reference Treasury Broker/Dealer Quotations for such redemption date.

          "Reference Treasury Broker/Dealer Quotations" means, with respect to each Reference Treasury Broker/Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Broker/Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

     Notice of any redemption will be mailed at least 30 days but no more than 60 days before the Redemption Date to each Holder of the Securities of this series to be redeemed.

     Upon payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Securities of this series or portions thereof called for redemption.

     The Company shall deliver to the Trustee before any Redemption Date for the Securities of this series its calculation of the Redemption Price applicable to such redemption. Except with respect to the obligations of the Trustee expressly set forth in the foregoing definitions of "Comparable Treasury Price" and "Reference Treasury Broker/Dealer Quotations", the Trustee shall be under no duty to inquire into, may presume the correctness of, and shall be fully protected in acting upon the Company's calculation of any Redemption Price of the Securities of this series.

     In lieu of stating the Redemption Price, notices of redemption of the Securities of this series shall state substantially the following: "The Redemption Price of the Securities of this series to be redeemed shall equal the sum of (i) 100% of the principal amount of such Securities of this series plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount (as defined in the Indenture)."

     Except as provided herein, Article Four of the Indenture shall apply to redemptions of the Securities of this series.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and in integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                             CERTIFICATE OF TRANSFER


                                    DPL INC.
                      8 1/4% SENIOR EXCHANGE NOTES DUE 2007
                        PRINCIPAL AMOUNT: $
                                           --------------

      FOR VALUE RECEIVED, THE UNDERSIGNED SELLS, ASSIGNS AND TRANSFERS UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

         NAME AND ADDRESS OF ASSIGNEE MUST BE PRINTED OR TYPEWRITTEN.


THE WITHIN SECURITY OF THE COMPANY AND DOES HEREBY IRREVOCABLE CONSTITUTE AND APPOINT

TO TRANSFER THE SAID SECURITY ON THE BOOKS OF THE WITHIN-NAMED COMPANY, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


     ----------------------------------------------------------------

     ----------------------------------------------------------------


DATED:

                                    EXHIBIT D


                           ACCREDITED INVESTOR LETTER


DPL Inc.
MacGregor Park
1065 Woodman Drive
Dayton, Ohio 45432

Credit Suisse First Boston Corporation, as initial purchaser in connection with the offering described below
Eleven Madison Avenue
New York, N.Y. 10010-3629


Dear Sirs:

     We are delivering this letter in connection with an offering of U.S. $425,000,000 principal amount of 8 1/4% Senior Notes due 2007 (the "Securities") of DPL Inc., an Ohio corporation (the "Company") all as described in the Confidential Offering Circular (the "Offering Circular") relating to the offering.

     We hereby confirm that:

     (i) we are an "accredited investor" within the meaning of Rule 501(a)(1),
(2) or (3) under the Securities Act of 1933, as amended (the "Securities Act"), or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act (an "Institutional Accredited Investor");

     (ii) (A) any purchase of the Securities by us will be for our own account or for the account of one or more other institutional "accredited investors" or as a fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or (B) we are a "bank", within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in Section 3(a)(5)(A) of the Securities Act that is acquiring the Securities as fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

     (iii) in the event that we purchase any of the Securities, we will acquire Securities having a purchase price of not less than $100,000 for our own account or for any separate account for which we are acting;

     (iv) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the Securities;

     (v) we are not acquiring the Securities with a view to distribution thereof or with any present intention of offering or selling any of the Securities, except inside the United States in accordance with Rule 144A under the Securities Act or outside the United States in accordance with Regulation S under the Securities Act, as provided below; but the disposition of our property and the property of any accounts for which we are acting as fiduciary shall remain at all times within our control; and

     (vi) we have received a copy of the Offering Circular relating to the offering of the Securities and acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as we deem necessary in connection with our decision to purchase the Securities.

     We understand that the Securities are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Securities have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Securities, that if in the future we decide to resell, pledge or otherwise transfer such Securities, such Securities may be offered, resold, pledged or otherwise transferred only (i) pursuant to an effective registration statement under the Securities Act, (ii) inside the United States to a person who we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, (iii) pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available), or (iv) outside the United States in a transaction meeting the requirements of Rule 904 under the Securities Act and in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction. We understand that the registrar and transfer agent for the Securities will not be required to accept for registration of transfer any Securities acquired by us except upon presentation of evidence satisfactory to the Company and the transfer agent that the foregoing restrictions on transfer have been complied with. We further understand that any Securities acquired by us will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of this paragraph.

     We acknowledge that you, the Company and others will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

     THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

Date:                                   (Name of Purchaser)
     -------------


                                        By:
                                           ------------------------------------
                                             Name:
                                             Title:

                                        Address:


                                       2